UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2005

Leslie’s Poolmart, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1874	95-4620298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 E. Broadway Road, Suite 100, Phoenix, Arizona	85040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (602) 366-3999

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 22, 2005, Leslie’s Poolmart, Inc. (the “Company”) entered into an employment agreement for the employment, commencing June, 2005, of Steven L. Ortega as Executive Vice President and Chief Financial Officer of the Company.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.1	Executive Employment Agreement dated April 22, 2005 between the Company and Steven L. Ortega

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leslie’s Poolmart, Inc.
(Registrant)

Date April 28, 2005

/s/ Lawrence H. Hayward
(Signature) Lawrence H. Hayward, President and Chief Executive Officer

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